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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                     December 28, 2000 (December 27, 2000)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                     1-983                                 25-0687210
            (Commission File Number)           (IRS Employer Identification No.)



    4100 Edison Lakes Parkway, Mishawaka, IN               46545-3440
    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:       219-273-7000
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on December 27, 2000 announcing the amendment of certain financial loan covenants and comments on fourth quarter 2000 outlook. A copy of this press release is attached hereto as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated December 27, 2000.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  December 28, 2000         By:  /s/Glenn H. Gage
                                      ----------------
                                      Glenn H. Gage
                                      Senior Vice President and Chief Financial
                                      Officer